DELAWARE GROUP® GOVERNMENT FUND

Delaware Strategic Income Fund
 (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated November 28, 2018

Effective the date of this supplement, the following replaces the information in the section of the chart entitled “Portfolio Managers — Other accounts Managed”:

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of July 31, 2018 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of July 31, 2018.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Adam H. Brown
Registered Investment Companies	14	$17.2 billion	0	$0
Other Pooled Investment Vehicles	3	$351.6 million	0	$0
Other Accounts	3	$845.2 million	0	$0
Craig C. Dembek
Registered Investment Companies	9	$3.0 billion	0	$0
Other Pooled Investment Vehicles	2	$117.0 million	2	$117.0 million
Other Accounts	0	$0	0	$0
J. David Hillmeyer
Registered Investment Companies	10	$18.3 billion	0	$0
Other Pooled Investment Vehicles	4	$550.0 million	0	$0
Other Accounts	11	$4.4 billion	1	$1.6 billion
Daniela Mardarovici*
Registered Investment Companies	6	$14.6 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Paul A. Matlack
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	2	$366.4 million	0	$0
Other Accounts	1	$106.3 million	0	$0
John P. McCarthy
Registered Investment Companies	15	$19.0 billion	0	$0
Other Pooled Investment Vehicles	2	$332.2 million	0	$0

Other Accounts	3	$845.2 million	0	$0
Mansur Z. Rasul
Registered Investment Companies	1	$21.8 million	0	$0
Other Pooled Investment Vehicles	1	$20.0 million	0	$0
Other Accounts	1	$50.4 million	1	$50.4 million
Sean M. Simmons
Registered Investment Companies	1	$21.8 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*Daniela Mardarovici became a portfolio manager of the Delaware Strategic Income Fund in March 2019.  Information for Ms. Mardarovici above is as of March 18, 2019.

Effective the date of this supplement, the following replaces the information in the section of the chart entitled “Portfolio Managers — Ownership of Fund Shares”:

Ownership of Fund Shares

As of July 31, 2018, the portfolio managers owned shares of the Funds, both beneficially and otherwise, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned,*,1
J. David Hillmeyer	Delaware Strategic Income Fund	$1‑$10,000

*	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
[1]	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Please keep this supplement for future reference.

This Supplement is dated May 31, 2019.